SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  November 5, 1998
(Date of earliest event reported)

Commission File No. 333-51375

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of November 1, 1998, relating to the Empire Funding Home Loan Owner Trust 1998-3, Home Loan Asset Backed Notes, Series 1998-3)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                                         06-1204982
-------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                        10019
-------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)



                                 (212) 713-2000
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, including area code)



-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events
         ------------

     The Empire Funding Home Loan Owner Trust 1998-3 (the "Issuer") was formed pursuant to an owner trust agreement dated as of November 1, 1998 and entered into by PaineWebber Mortgage Acceptance Corporation IV, as depositor (the "Depositor"), Wilmington Trust Company, as owner trustee, U.S. Bank National Association ("U.S. Bank"), as paying agent and Empire Funding Corp. ("Empire Funding"). The Issuer issued the Home Loan Asset Backed Notes pursuant to an indenture dated as of November 1, 1998 between the Issuer and U.S. Bank, as indenture trustee.

     As of the Closing Date, assets of the Issuer consist primarily of a Grantor Trust Certificate evidencing 100% of the ownership interest in Empire Funding Grantor Trust 1998-3 (the "Grantor Trust") formed pursuant to a grantor trust agreement dated as of November 1, 1998 and entered into by the Depositor, U.S. Bank, as grantor trustee and Empire Funding, as transferor and servicer, the assets of which consist primarily of a pool of certain closed-end, fixed rate home loans (the "Loans") as described herein which are either secured primarily by second lien mortgages, deeds of trust or other similar security instruments or unsecured.

     The statistical information presented in the Prospectus Supplement, dated November 3, 1998, concerning the Loans is based on the characteristics of a portion of such Loans as of September 30, 1998. Attached hereto as Exhibit 99 to this Form 8-K is information concerning all of the Loans as of October 31, 1998 (the "Cut-Off Date").

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------
           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
----------                                  -----------
     (99)                                   Information concerning the Loans as
                                            of the Cut-Off Date

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


November 20, 1998

                                 By: /s/ Barbara J. Dawson
                                    ------------------------------------------
                                     Name:  Barbara J. Dawson
                                     Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                Paper (P) or
Exhibit No.        Description                                  Electronic (E)
----------         -----------                                  --------------
   (99)            Information concerning the Loans                    E
                   as of the Cut-Off Date